UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2014

_________________

CHIQUITA BRANDS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

_________________

New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (980) 636-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

Updated Chiquita Profit Forecast

As previously announced, on March 10, 2014, Chiquita Brands International, Inc., a New Jersey corporation (“Chiquita”), and Fyffes plc, a public limited company organized under the laws of Ireland (“Fyffes”) entered into a transaction agreement, pursuant to which Fyffes will combine with Chiquita (the “combination”). Pursuant to the transactions contemplated by the transaction agreement, both Chiquita and Fyffes will become indirect and direct wholly owned subsidiaries of a private limited liability company organized under the laws of Ireland (which will be renamed ChiquitaFyffes plc prior to the consummation of the combination) (“ChiquitaFyffes”). The combination was announced in an announcement (the “Rule 2.5 Announcement”) pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013 (the “Irish Takeover Rules”). In connection with the combination, ChiquitaFyffes filed a registration statement on Form S-4, which was declared effective on July 25, 2014. The Form S-4, which contains a prospectus of ChiquitaFyffes, includes a definitive proxy statement of Chiquita and the Irish scheme circular of Fyffes (the “Proxy Statement/Prospectus”). Fyffes has completed mailing to its shareholders the Irish scheme circular, together with letters providing additional information required under the Irish Takeover Rules. Chiquita has also completed mailing to its shareholders the definitive proxy statement of Chiquita. ChiquitaFyffes has also filed with the SEC a post-effective amendment to the registration statement on Form S-4 that includes a First Supplement to the Proxy Statement/Prospectus (the “First Supplement to the Proxy Statement/Prospectus”), which was declared effective on October 8, 2014. The First Supplement to the Proxy Statement/Prospectus provides a description of, among other things, the revised terms of the combination, which have been unanimously approved by the boards of directors of Chiquita and Fyffes. Each of Chiquita and Fyffes is in the process of mailing the First Supplement to the Proxy Statement/Prospectus to each of the Chiquita shareholders that previously received the Proxy Statement/Prospectus and to each of the Fyffes shareholders who appears on the register of shareholders as of the date of the mailing.

Chiquita has issued earnings guidance for the fiscal year ending December 31, 2014 (known as a “profit forecast” under the Irish Takeover Rules) that is contained in the Proxy Statement/Prospectus sent to Fyffes shareholders. On October 10, 2014, Chiquita updated the profit forecast for the fiscal year ending December 31, 2014 (the “Updated Chiquita Profit Forecast”) and included the Updated Chiquita Profit Forecast on pages 132-134 in the First Supplement to the Proxy Statement/Prospectus. In light of that, under the Irish Takeover Rules, certain information, as described below, is required to be provided and made available to Fyffes shareholders. A copy of the letter from Chiquita to Fyffes shareholders conveying this information is being furnished herewith to the U.S. Securities and Exchange Commission (the “SEC”).

The Updated Chiquita Profit Forecast made by Chiquita is enclosed with a letter from Chiquita (the “Chiquita Letter”), which will be mailed to Fyffes shareholders. In addition to such Updated Chiquita Profit Forecast for Chiquita, the Chiquita Letter includes letters from Chiquita’s reporting accountants, PricewaterhouseCoopers, One Spencer Dock, North Wall Quay, Dublin 1, Ireland (“PricewaterhouseCoopers Ireland”) confirming that the Updated Chiquita Profit Forecast has been properly compiled on the basis of the assumptions made by the directors of Chiquita and that the basis of accounting used is consistent with the accounting policies of Chiquita (the “PricewaterhouseCoopers Letter”), and Chiquita’s financial advisor, Goldman Sachs International, confirming, on the basis set out in its letter, that the Updated Chiquita Profit Forecast, for which the directors of Chiquita are solely responsible, has been made by Chiquita’s directors with due care and consideration (the “Goldman Sachs Letter”). In accordance with the Irish Takeover Rules, the Chiquita Letter including copies of the PricewaterhouseCoopers Letter and the Goldman Sachs Letter is being furnished to Fyffes shareholders. The Chiquita Letter, including the Updated Chiquita Profit Forecast, the PricewaterhouseCoopers Letter and the Goldman Sachs Letter, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Rule 2.5 Announcement

In connection with the revised terms of the combination, on October 10, 2014, Chiquita and Fyffes issued another announcement pursuant to Rule 2.5 of the Irish Takeover Rules (the “October Rule 2.5 Announcement”) announcing that the Irish High Court has granted the necessary order in respect of the revised terms of the combination. The full text of the October Rule 2.5 Announcement is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in that filing.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Additional Information Has Been Filed and Will Be Filed With The SEC

ChiquitaFyffes has filed with the SEC a registration statement on Form S-4 that includes a Proxy Statement that also constitutes a Prospectus of ChiquitaFyffes. The registration statement was declared effective by the SEC on July 25, 2014. The Form S-4 also includes the Scheme Circular and Explanatory Statement required to be sent to Fyffes shareholders for the purpose of seeking their approval of the combination. Each of Chiquita and Fyffes has completed mailing to their respective shareholders the definitive Proxy Statement/Prospectus/Scheme Circular in connection with the proposed combination of Chiquita and Fyffes and related transactions. ChiquitaFyffes has filed with the SEC a post-effective amendment to the registration statement on Form S-4 that includes a First Supplement to the Proxy Statement/Prospectus/Scheme Circular. The post-effective amendment to the registration statement on Form S-4 was declared effective by the SEC on October 8, 2014. Each of Chiquita and Fyffes is in the process of mailing the First Supplement to the Proxy Statement/Prospectus/Scheme Circular to each of the Chiquita shareholders that previously received the Proxy Statement/Prospectus and to each of the Fyffes shareholders who appears on the register of shareholders as of the date of the mailing. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR (INCLUDING THE SCHEME EXPLANATORY STATEMENT), THE FIRST SUPPLEMENT TO THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR AND OTHER RELEVANT DOCUMENTS (INCLUDING A SUPPLEMENT TO THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR DESCRIBING THE REVISED TERMS) FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHIQUITA, FYFFES, CHIQUITAFYFFES, THE COMBINATION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme), the First Supplement to the Proxy Statement/Prospectus/Scheme Circular and other documents filed with the SEC by ChiquitaFyffes, Chiquita and Fyffes through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) the definitive First Supplement to the Proxy Statement/Prospectus/Scheme Circular and other documents filed by Chiquita, Fyffes and ChiquitaFyffes with the SEC by contacting Chiquita Investor Relations at: Chiquita Brands International, Inc., c/o Corporate Secretary, 550 South Caldwell Street, Charlotte, North Carolina 28202 or by calling (980) 636-5000, or by contacting Fyffes Investor Relations at c/o Seamus Keenan, Company Secretary, Fyffes, 29 North Anne Street, Dublin 7, Ireland or by calling + 353 1 887 2700.

Participants In The Solicitation

Chiquita, Fyffes, ChiquitaFyffes and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the combination. Information about the directors and executive officers of Fyffes is set forth in its Annual Report for the year ended December 31, 2013, which was published on April 11, 2014 and is available on the Fyffes website at www.fyffes.com. Information about the directors and executive officers of Chiquita is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 4, 2014 and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 11, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Proxy Statement/Prospectus/Scheme Circular that was mailed to shareholders and will be contained in the First Supplement to the Proxy Statement/Prospectus/Scheme Circular described above and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements.” These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chiquita and Fyffes, including: the customary risks experienced by global food companies, such as prices for commodity and other inputs, currency exchange fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of continuing uncertainty in the global economic environment), government regulations, food safety issues and product recalls affecting Chiquita and/or Fyffes or the industry, labor relations, taxes, political instability and terrorism; unusual weather events, conditions or crop risks; continued ability of Chiquita and Fyffes to access the capital and credit markets on commercially reasonable terms and comply with the terms of their debt instruments; access to and cost of financing; and the outcome of pending litigation and governmental investigations involving Chiquita and/or Fyffes, as well as the legal fees and other costs incurred in connection with these items. Readers are cautioned that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements relating to the combination involving Fyffes and Chiquita include, but are not limited to: statements about the benefits of the combination, including expected synergies and future financial and operating results; Fyffes and Chiquita’s plans, objectives, expectations and intentions; the expected timing of completion of the combination; and other statements relating to the combination that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements.

With respect to the combination, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite Fyffes and Chiquita shareholder approvals; the risk that a condition to closing of the combination may not be satisfied; the length of time necessary to consummate the combination; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the combination may not be fully realized or may take longer to realize than expected; disruption arising as consequence of the combination making it more difficult to maintain existing relationships or establish new relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the ability of the combined company to retain and hire key personnel; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect.

These risks, as well as other risks associated with the combination, are more fully discussed in the Proxy Statement/Prospectus/Scheme Circular that is included in the Registration Statement on Form S-4 and the First Supplement to the Proxy Statement/Prospectus/Scheme Circular that is included in the post-effective amendment to the registration statement on Form S-4 that were filed with the SEC in connection with the combination and are contained in the definitive Proxy Statement/Prospectus/Scheme Circular mailed to shareholders and in the definitive First Supplement to the Proxy Statement/Prospectus/Scheme Circular that will be mailed to shareholders. Additional risks and uncertainties are identified and discussed in Chiquita’s reports filed with the SEC and available at the SEC’s website at www.sec.gov and in Fyffes reports filed with the Registrar of companies available at Fyffes website at www.fyffes.com. Forward-looking statements included in this document speak only as of the date of this document. Neither Chiquita nor Fyffes undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this communication.

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Chiquita, or Fyffes or ChiquitaFyffes, as appropriate. No statement in this communication constitutes an asset valuation.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Chiquita accept responsibility for the information contained in this communication other than that relating to Fyffes and the Fyffes Group and the directors of Fyffes and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Chiquita (who have taken all reasonable care to ensure that such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Chiquita Letter
99.2	Rule 2.5 Announcement, dated October 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2014

CHIQUITA Brands International, Inc.

By:	/s/ James E. Thompson
James E. Thompson Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Chiquita Letter
99.2	Rule 2.5 Announcement, dated October 10, 2014